Financial instruments - Maximum Credit Risk for these Financial Instruments (Detail) In Thousands, unless otherwise specified	Dec. 31, 2013 USD ($)	Dec. 31, 2013 CAD
Fair Value Disclosures [Abstract]
Cash and cash equivalents and restricted cash	$ 15,415	3,465
Accounts receivable	137,481	18,948
Allowance for Doubtful Accounts	(7,955)	0
Notes Receivable	2,021	20,529
Maximum exposure to credit risk for financial instruments	$ 146,962	42,942